Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re RADIOSHACK CORP., et al.	:	Case No, 15-10197 (BLS)
Debtors.

MONTHLY OPERATING REPORT

RADIOSHACK CORPORATION, ET AL.

I do declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ William R. Russum Signature of Authorized Individual*	4/30/15 Date
William R. Russum Printed Name of Authorized Individual	Vice President – Corporate Controller Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

*Condensed Consolidated Balance Sheets (unaudited)

*includes Mexico and Asia

(In millions)	March 31, 2015
Assets
Current assets:
Cash and cash equivalents	$44.9
Accounts and notes receivable, net	95.5
Inventories	267.9
Other current assets	58.3

Total current assets	466.6

Property, plant and equipment, net	106.9
Other assets, net	42.0

Total assets	$615.5

Liabilities and Stockholders’ Deficit
Current liabilities:
Current maturities of long-term debt	$0.1
Accounts payable	133.0
Accrued expenses and other current liabilities	147.2

Total current liabilities	280.3

Long-term debt, excluding current maturities	657.3
Other non-current liabilities	173.7

Total liabilities	1,111.3

Stockholders’ deficit:
Preferred stock	—
Common stock	146.0
Additional paid-in capital	151.5
Retained earnings	213.2
Treasury stock, at cost	(998.8)
Accumulated other comprehensive loss	(7.7)

Total stockholders’ deficit	(495.8)

Total liabilities and stockholders’ deficit	$615.5

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

*Condensed Consolidated Statements of Income (unaudited)

*includes Mexico, Asia

(In millions)	For The Period Ended March 31, 2015
Net sales and operating revenues	$107.3
Cost of products sold (includes depreciation amounts of $0.6 million)	108.4

Gross profit	(1.1)

Operating expenses:
Compensation	25.5
Rent & Occupancy	8.9
Advertising	0.6
Taxes	5.3
Utilities	3.9
Insurance	(0.8)
Credit Card Fees	1.8
Professional Fees	16.0
Repairs/Maintenance	1.0
Store Support	0.1
Licenses	1.3
Postage & Copy & Office	0.4
Other SG&A	4.0
Other Outside (Inc) / Exp	1.2

Selling, General & Administrative Expenses	69.2
Depreciation and amortization	3.2
Impairment of long-lived assets and goodwill	7.8

Total operating expenses	80.2

Operating loss	(81.3)

Interest expense	(6.5)
Other loss	(6.8)

Loss from continuing operations before income taxes	(94.6)
Income tax expense	1.3

Net loss	$(95.9)

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

*Condensed Consolidated Statements of Cash Flows (unaudited)

*includes Mexico, Asia

(In millions)	For The Period Ended March 31, 2015
Cash flows from operating activities:
Net cash provided by operating activities	$8.6

Cash flows from investing activities:
Capital expenditures	(0.1)
Proceeds from sale of property, plant and equipment	3.3
Changes in restricted cash	(15.3)

(12.1)

Cash flows used by financing activities:
Repayments of long-term debt	(51.6)
Changes in cash overdrafts	5.3

(46.3)

Net decrease in cash and cash equivalents	(49.8)
Cash and cash equivalents, beginning of period	94.7

Cash and cash equivalents, end of period	$44.9

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

Condensed Consolidating Balance Sheet (unaudited)

	March 31, 2015
(In millions)	RadioShack Corporation	Tandy Finance Corporation	Merchandising Support Service Inc	Ignition LP	ITC Services Inc	TRS Quality Inc	RS Ig Holdings Inc.
Assets
Current assets:
Cash and cash equivalents	$33.2	0.1	—	—	—	—	—
Accounts and notes receivable, net	92.7	—	—	—	—	—	—
Inventories	269.9	—	—	—	—	—	—
Other current assets	50.0	—	—	0.4	—	—	—

Total current assets	445.8	0.1	—	0.4	—	—	—

Property, plant and equipment, net	98.0	—	—	—	—	—	—
Intercompany receivable	—	1,687.2	29.5	197.6	—	38.7	—
Other assets, net	40.0	—	—	—	—	—	—

Total assets	$583.8	1,687.3	29.5	198.0	—	38.7	—

Liabilities and Stockholders’ (Deficit) Equity
Current liabilities:
Current maturities of long-term debt	$0.1	—	—	—	—	—	—
Accounts payable	107.8	—	—	0.1	—	—	—
Accrued expenses and other current liabilities	122.3	—	—	—	—	—	—

Total current liabilities	230.2	—	—	0.1	—	—	—

Long-term debt, excluding current maturities	657.3	—	—	—	—	—	—
Intercompany payable	1,853.3	—	—	—	5.2	—	1.3
Other non-current liabilities	173.7	—	—	—	—	—	—

Total liabilities	2,914.5	—	—	0.1	5.2	—	1.3

Preferred stock	—	—	—	—	—	—	—
Common stock	146.0	0.1	—	—	—	—	—
Additional paid-in capital	151.6	182.9	29.6	0.6	11.7		0.2
Retained earnings	(1,630.4)	1,504.3	(0.1)	197.3	(16.9)	38.7	(1.5)
Treasury stock, at cost	(998.8)	—	—	—	—	—	—
Accumulated other comprehensive loss	0.9	—	—	—	—	—	—

Total stockholders’ (deficit) equity	(2,330.7)	1,687.3	29.5	197.9	(5.2)	38.7	(1.3)

Total liabilities and stockholders’ (deficit) equity	$583.8	1,687.3	29.5	198.0	—	38.7	—

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

Condensed Consolidating Balance Sheet (unaudited) – continued

	March 31, 2015
(In millions)	RadioShack Global Sourcing LP	RadioShack Global Sourcing Corp	Tandy Holdings Inc	RadioShack Global Sourcing Inc	Atlantic Retail Ventures Inc	Tandy International Corporation	SCK Inc
Assets
Current assets:
Cash and cash equivalents	$—	0.1	—	0.5	—	—	—
Accounts and notes receivable, net	(0.6)	—	—	—	—	—	1.6
Inventories	1.7	—	—	—	—	—	—
Other current assets	—	—	—	—	—	—	—

Total current assets	1.1	0.1	—	0.5	—	—	1.6

Property, plant and equipment, net	—	—	—	—	—	—	—
Intercompany receivable	119.2	6.8	28.6	0.1	0.3	—	—
Other assets, net	—	—	—	—	—	—	—

Total assets	$120.3	6.9	28.6	0.6	0.3	—	1.6

Liabilities and Stockholders’ (Deficit) Equity
Current liabilities:
Current maturities of long-term debt	$—	—	—	—	—	—	—
Accounts payable	12.7	—	—	—	—	—	0.1
Accrued expenses and other current liabilities	0.9	—	—	0.1	—	—	0.2

Total current liabilities	13.6	—	—	0.1	—	—	0.3

Long-term debt, excluding current maturities	—	—	—	—	—	—	—
Intercompany payable	—	—	—	—	—	3.4	26.9
Other non-current liabilities	—	—	—	—	—	—	—

Total liabilities	13.6	—	—	0.1	—	3.4	27.2

Commitments and contingencies (See Note 9)

Stockholders’ (deficit) equity:
Preferred stock	—	—	—	—	—	—	—
Common stock	—	—	—	—	—	—	—
Additional paid-in capital	26.4	—	3.8	—	—	—	—
Retained earnings	80.3	6.9	24.8	0.5	0.3	(3.4)	(25.6)
Treasury stock, at cost	—	—	—	—	—	—	—
Accumulated other comprehensive loss	—	—	—	—	—	—	—

Total stockholders’ (deficit) equity	106.7	6.9	28.6	0.5	0.3	(3.4)	(25.6)

Total liabilities and stockholders’ (deficit) equity	$120.3	6.9	28.6	0.6	0.3	—	1.6

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

Condensed Consolidating Balance Sheet (unaudited) – continued

	March 31, 2015
(In millions)	TE Electronics LP	RS Customer Service LLC	Trade and Save LLC	RS Ignite LLC	Total Debtors*
Assets
Current assets:
Cash and cash equivalents	$—	—	—	—	$33.9
Accounts and notes receivable, net	—	—	—	—	93.7
Inventories	2.5	—	—	—	274.1
Other current assets	0.5	—	—	—	50.9

Total current assets	3.0	—	—	—	452.6

Property, plant and equipment, net	0.5	—	—	—	98.5
Intercompany receivable	92.5	46.3	—	—	2,246.8
Other assets, net	—	—	—	—	40.0

Total assets	$96.0	46.3	—	—	2,837.9

Liabilities and Stockholders’ (Deficit) Equity
Current liabilities:
Current maturities of long-term debt	$—	—	—	—	0.1
Accounts payable	—	—	—	—	120.7
Accrued expenses and other current liabilities	0.1	16.0	—	—	139.6

Total current liabilities	0.1	16.0	—	—	260.4

Long-term debt, excluding current maturities	—	—	—	—	657.3
Intercompany payable	—	—	—	—	1,890.1
Other non-current liabilities	—	—	—	—	173.7

Total liabilities	0.1	16.0	—	—	2,981.5

Stockholders’ (deficit) equity:
Preferred stock	—	—	—	—	—
Common stock	—	—	—	—	146.1
Additional paid-in capital	2.9	5.8	—	—	415.5
Retained earnings	93.0	24.5	—	—	292.7
Treasury stock, at cost	—	—	—	—	(998.8)
Accumulated other comprehensive loss	—	—	—	—	0.9

Total stockholders’ (deficit) equity	95.9	30.3	—	—	(143.6)

Total liabilities and stockholders’ (deficit) equity	$96.0	46.3	—	—	$2,837.9

* Does not Include eliminations

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

Condensed Consolidating Statements of Income (unaudited)

	For the period ended March 31, 2015
(In millions)	RadioShack Corporation	Tandy Finance Corporation	Merchandising Support Service Inc	Ignition LP	ITC Services Inc.	TRS Quality Inc	RS Ig Holdings Inc
Net sales and operating revenues	$100.6	—	—	—	—	—	—
Cost of products sold	91.9	—	—	1.6	—	—	—

Gross profit	8.7	—	—	(1.6)	—	—	—

Operating expenses:
Compensation	26.3	—	—	0.5	—	—	—
Rent & Occupancy	8.2	—	—	—	—	—	—
Advertising	0.7	—	—	—	—	—	—
Taxes	5.3	—	—	—	—	—	—
Utilities	3.9	—	—	—	—	—	—
Insurance	(0.6)	—	—	—	—	—	—
Credit Card Fees	1.6	—	—	—	—	—	—
Professional Fees	15.8	—	—	—	—	—	—
Repairs/Maintenance	1.0	—	—	—	—	—	—
Store Support	0.1	—	—	—	—	—	—
Licenses	1.5	—	—	—	—	—	—
Postage & Copy & Office	0.3	—	—	—	—	—	—
Recruiting, Training & Emp Relations	—	—	—	—	—	—	—
Travel	—	—	—	—	—	—	—
Co Contribution Plans	—	—	—	—	—	—	—
Warranty & Prod Repair	—	—	—	—	—	—	—
Other SG&A	3.4	—	—	—	—	—	—
Other Outside (Inc) / Exp	1.2	—	—	—	—	—	—

Selling, general and administrative	68.7	—	—	0.5	—	—	—
Depreciation and amortization	3.7	—	—	—	—	—	—
Impairment of long-lived assets and goodwill	7.8	—	—	—	—	—	—

Total operating expenses	80.2	—	—	0.5	—	—	—

Operating Income (loss)	(71.5)	—	—	(2.1)	—	—	—

Interest Income	—	—	—	—	—	—	—
Interest expense	6.5	—	—	—	—	—	—
Other Income (loss)	(8.0)	1.1	—	—	—	—	—

Income (loss) from continuing operations before Income taxes	(86.0)	1.1	—	(2.1)	—	—	—
Income tax	1.3	—	—	—	—	—	—

Net Income (loss)	$(87.3)	1.1	—	(2.1)	—	—	—

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

Condensed Consolidating Statements of Income (unaudited) – continued

	For the period ended March 31, 2015
(In millions)	RadioShack Global Sourcing LP	RadioShack Global Sourcing Corp	Tandy Holdings Inc	RadioShack Global Sourcing Inc	Atlantic Retail Ventures Inc	Tandy International Corporation	SCK Inc
Net sales and operating revenues	$—	—	—	—	—	—	0.9
Cost of products sold	(0.6)	—	—	—	—	—	0.7

Gross profit	0.6	—	—	—	—	—	0.2

Operating expenses:
Compensation	—	0.1	—	0.1	—	—	—
Rent & Occupancy	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—
Taxes	—	—	—	—	—	—	—
Utilities	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—
Credit Card Fees	—	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—	0.2
Repairs/Maintenance	—	—	—	—	—	—	—
Store Support	—	—	—	—	—	—	—
Licenses	—	—	—	—	—	—	—
Postage & Copy & Office	—	—	—	—	—	—	—
Recruiting, Training & Emp Relations	—	—	—	—	—	—	—
Travel	—	—	—	—	—	—	—
Other SG&A	0.6	—	—	(0.1)	—	—	0.2
Other Outside (Inc) / Exp	—	—	—	—	—	—	—

Selling, general and administrative	0.6	0.1	—	—	—	—	0.4
Depreciation and amortization	—	—	—	—	—	—	—

Total operating expenses	0.6	0.1	—	—	—	—	0.4

Operating Income (loss)	—	(0.1)	—	—	—	—	(0.2)

Interest Income	—	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—
Other Income (loss)	—	—	—	—	—	—	—

Income (loss) from continuing operations before Income taxes	—	(0.1)	—	—	—	—	(0.2)
Income tax	—	—	—	—	—	—	—

Net Income (loss)	$—	(0.1)	—	—	—	—	(0.2)

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

Condensed Consolidating Statements of Income (unaudited) – continued

	For the period ended March 31, 2015
(In millions)	TE Electronics LP	RS Customer Service LLC	Trade and Save LLC	RS Ignite LLC	Total Debtors*
Net sales and operating revenues	$—	—	—	—	$101.5
Cost of products sold	6.7	—	—	—	100.3

Gross profit	(6.7)	—	—	—	1.2

Operating expenses:
Compensation	—	—	—	—	27.0
Rent & Occupancy	—	—	—	—	8.2
Advertising	—	—	—	—	0.7
Taxes	—	—	—	—	5.3
Utilities	—	—	—	—	3.9
Insurance	—	—	—	—	(0.6)
Credit Card Fees	—	—	—	—	1.6
Professional Fees	—	—	—	—	16.0
Repairs/Maintenance	—	—	—	—	1.0
Store Support	—	—	—	—	0.1
Licenses	—	—	—	—	1.5
Postage & Copy & Office	—	—	—	—	0.3
Recruiting, Training & Emp Relations	—	—	—	—	—
Travel	—	—	—	—	—
Other SG&A	—	—	—	—	4.1
Other Outside (Inc) / Exp	0.1	—	—	—	1.3

Selling, general and administrative	0.1	—	—	—	70.4
Depreciation and amortization	—	—	—	—	3.7

Total operating expenses	0.1	—	—	—	81.9

Operating Income (loss)	(6.8)	—	—	—	(80.7)

Interest Income	—	—	—	—	—
Interest expense	—	—	—	—	6.5
Other Income (loss)	—	—	—	—	(6.9)

Income (loss) from continuing operations before Income taxes	(6.8)	—	—	—	(94.1)
Income tax	—	—	—	—	1.3

Net Income (loss)	$(6.8)	—	—	—	$(95.4)

*Does not Include eliminations

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

Condensed Consolidating Statements of Cash Flows (unaudited)

	For the period ended March 31, 2015
(In millions)	RadioShack Corporation	Tandy Finance Corporation	Merchandising Support Service Inc	Ignition LP	ITC Services Inc	TRS Quality Inc	RS Ig Holdings Inc
Net cash provided (used) by operating activities	$6.7	1.1	—	(2.3)	—	—	—

Cash flows from investing activities:
Capital expenditures	0.0	—	—	—	—	—	—
Proceeds from sale of property, plant and equipment	3.3	—	—	—	—	—	—
Changes in restricted cash	(15.4)	—	—	—	—	—	—

	(12.1)	—	—	—	—	—	—

Cash flows provided (used) by financing activities:
Repayments of long-term debt	(51.5)	—	—	—	—	—	—
Changes in cash overdrafts	5.3	—	—	—	—	—	—
Change in intercompany receivable/payable	30.7	(31.1)	—	2.3	—	—	—

	(15.6)	(31.1)	—	2.3	—	—	—

Net Increase (decrease) in cash and cash equivalents	(21.0)	(30.0)	—	—	—	—	—
Cash and cash equivalents, beginning of period	54.2	30.1	—	—	—	—	—

Cash and cash equivalents, end of period	$33.2	0.1	—	—	—	—	—

	For the period ended March 31, 2015
(In millions)	RadioShack Global Sourcing LP	RadioShack Global Sourcing Corp	Tandy Holdings Inc.	RadioShack Global Sourcing Inc	Atlantic Retail Ventures Inc	Tandy International Corporation	SCK Inc
Net cash provided (used) by operating activities	$2.2	(0.1)	—	—	—	—	(0.1)

Cash flows from investing activities:
Capital expenditures	—	—	—	—	—	—	—
Proceeds from sale of property, plant and equipment	—	—	—	—	—	—	—
Changes in restricted cash	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Cash flows provided (used) by financing activities:	—	—	—	—	—	—	—
Repayments of long-term debt	—	—	—	—	—	—	—
Changes in cash overdrafts	—	—	—	—	—	—	—
Change in intercompany receivable/payable	(2.2)	0.1	—	0.3	—	—	0.1

	(2.2)	0.1	—	0.3	—	—	0.1

Net Increase (decrease) in cash and cash equivalents	(0.4)	—	—	0.3	—	—	—
Cash and cash equivalents, beginning of period	0.5	—	—	0.2	—	—	—

Cash and cash equivalents, end of period	$0.1	—	—	0.5	—	—	—

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

Condensed Consolidating Statements of Cash Flows (unaudited) – continued

	For the period ended March 31, 2015
(In millions)	TE Electronics LP	RS Customer Service LLC	Trade and Save LLC	RS Ignite LLC	Total Debtors*
Net cash provided (used) by operating activities	$(0.2)	(1.7)	—	—	$5.6

Cash flows from investing activities:
Capital expenditures	—	—	—	—	—
Proceeds from sale of property, plant and equipment	—	—	—	—	3.3
Changes in restricted cash	—	—	—	—	(15.4)

	—	—	—	—	(12.1)

Cash flows provided (used) by financing activities:
Repayments of long-term debt	—	—	—	—	(51.5)
Changes in cash overdrafts	—	—	—	—	5.3
Change in intercompany receivable/payable	0.2	1.7	—	—	2.1

	0.2	1.7	—	—	(44.1)

Net Increase (decrease) in cash and cash equivalents	—	—	—	—	(50.7)
Cash and cash equivalents, beginning of period	—	—	—	—	85.0

Cash and cash equivalents, end of period	$—	—	—	—	$33.9

* Does not Include eliminations

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

Total Disbursements By Filed Legal Entity (unaudited, in millions)

For the Period Ended March 31, 2015
Legal Entity	Case Number	Disbursements
RadioShack Corporation	15-10197	$184.4
Tandy Finance Corporation	15-10211
Merchandising Support Services Inc	15-10202
Ignition LP	15-10200	$0.3
ITC Services, Inc	15-10201
TRS Quality Inc	15-10217
RS Ig Holdings Inc	15-10208
Radioshack Global Sourcing LP	15-10206	$0.1
Radioshack Global Sourcing Corp	15-10204
Tandy Holdings, Inc	15-10212
Radioshack Global Sourcing Inc	15-10207
Atlantic Retail Ventures, Inc	15-10199
Tandy International Corporation	15-10213
SCK Inc	15-10210	$0.2
TE Electronics LP	15-10214	$0.2
RS Customer Service LLC	15-10203
Trade and Save LLC	15-10215
RS Ignite LLC	15-10209

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

Schedule of Federal, State and Local Taxes Collected, Received, Due or Withheld (unaudited, in millions)

For the Period Ended March 31, 2015
Payroll Taxes
Payroll taxes withheld employee	$7.2
Payroll taxes withheld employer	3.7

Total payroll taxes withheld	$10.9
Amount of payroll tax remitted to tax authorities (1) (2)	$10.2
Date(s) remitted to tax authorities	Various

Sales & Use Taxes
Sales & use tax collected and incurred	$7.1
Amount of sales & use tax remitted to tax authorities (3)	$9.7
Date(s) remitted to tax authorities	Various

Property taxes paid (4)	$0.8

(1)	Excludes Puerto Rico income tax withholding that is not remitted due to a settlement with the Puerto Rico Treasury.
(2)	Payroll taxes remitted does not equal taxes withheld because of tax entity payment timing requirements and note (1).
(3)	Tax is remitted one month in arrears of collection month.
(4)	Payments include pre-petition liabilities.

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

Total Disbursements to Retained Professionals (unaudited, in millions)

For the Period Ended March 31, 2015
Retained Professionals		Amount Approved	Disbursements
FTI Consulting, Inc.	Bankruptcy Services		$1.6
Prime Clerk	Claims Noticing Agent		$0.8
Jones Day	Legal Services		$1.5
Pepper Hamilton LLP	Legal Services		$0.3

•	Disbursements represent payments by the Debtors into the professional fee escrow fund maintained by Pepper Hamilton, LLP and direct payments made to professionals, and do not represent actual remittances made to professionals during the month.
•	Approved Amounts represent the amounts approved by court orders.

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

Accounts Receivable Aging (unaudited, in millions)

March 31, 2015
Accounts Receivable Aging	Amount
0-30	$33.0
30-60	10.3
60-90	2.3
91+	52.6

Total Accounts Receivable	98.3
Amount Considered Uncollectible	(2.8)

Accounts Receivable, Net	$95.5

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

Summary of Unpaid Post-Petition Debts (unaudited, in millions)

March 31, 2015
Accounts Payable Aging	Amount
0-30	$6.6
30-60	0.1
60-90
91+

Total Accounts Payable*	$6.7

* Represents total post-petition trade accounts payable

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

*Bank Reconciliations (unaudited)

G/L Acct	Account Name	Bank Acct #	Debtor	Description	Bank Balance	Ledger Balance	As of Date	Reconciled 3/31/2015
100700	BANK OF TEXAS – CASHIER CHECK	XXXXX3264	RadioShack Corporation	Disbursement	$—	$—	3/31/2015	Yes
100000	PAYCARD	XXXXXXXXXXXX0015	RadioShack Corporation	Disbursement	7,028	7,028	3/31/2015	Yes
100000	BANK OF AMERICA	XXXXXX8593	Tandy Finance Corporation	Disbursement	50,000	50,000	3/31/2015	Yes
100000	CITIBANK	XXXX4989	RadioShack Corporation	Disbursement	—	—	3/31/2015	In Process
100000	WACHOVIA – DTC	XXXXXXXXX0466	RadioShack Corporation	Disbursement	—	—	3/31/2015	Yes
100000	BANK OF AMERICA – A/R LOCKBOX	XXXXXX4945	RadioShack Corporation	Disbursement	5,000	5,000	3/31/2015	Yes
100000	WELLS FARGO BANK -P CARD	XXXXXX6839	RadioShack Corporation	Disbursement	1,935	1,988	3/31/2015	Yes
100000	BANK OF AMERICA – UHC-MEDICAL	XXXXXXXX2301	RadioShack Corporation	Disbursement	1,094,737	2,872,041	3/31/2015	Yes
100000	BANK OF AMERCIA –UHC-FSA	XXXXXXXX2291	RadioShack Corporation	Disbursement	21,490	84,106	3/31/2015	Yes
100000	WELLS FARGO BANK FUNDING	XXXXXX3027	RadioShack Corporation	Disbursement	—	—	3/31/2015	Yes
100000	WELLS FARGO BANK P/R	XXXXXX0674	RadioShack Corporation	Payroll Disbursement	—	—	3/31/2015	Yes
100000	WELLS FARGO BANK A/P	XXXXXX0689	RadioShack Corporation	APAY Disbursement	—		3/31/2015	Yes
100000	BANK OF AMERICA – RS MASTER DEPOSITORY	XXXXXX5688	RadioShack Corporation	Depository Account	—	262,333	3/31/2015	Yes
100000	CITIZENS – ACCOUNTS PAYABLE	XXXXXX0970	RadioShack Corporation	APAY Disbursement	200,519	(10,488,729)	3/31/2015	Yes
100000	CITIZENS – PAYROLL	XXXXXX0962	RadioShack Corporation	Payroll Disbursement	193,074	(24,397)	3/31/2015	Yes
100000	Bank of America – RS.COM	XXXXXX7003	RadioShack Corporation	Disbursement	—	—	3/31/2015	Yes
100000	BANK OF AMERICA – RS CENTRAL FRANCHISE	XXXXXX4765	RadioShack Corporation	Disbursement	—	(11,990)	3/31/2015	Yes
100000	BANK OF AMERICA – RS FRANCHISE INTER.	XXXXXX2881	RadioShack Corporation	Disbursement	—	(160,649)	3/31/2015	In Process
101000	BANK OF AMERICA – A&A LA OFFICE	XXXXXX2696	RadioShack Global Sourcing LP	Disbursement	—	14,581	3/31/2015	Yes
101100	CITIZENS – TANDY FINANCE INVESTMENT	XXXX1041	Tandy Finance Corporation	Disbursement			3/31/2015	Yes
101300	BANK OF AMERICA – TANDY CORP	XXXXXX6508	RadioShack Corporation	Disbursement	15,219,292	12,947,020	3/31/2015	Yes
101400	BANK OF AMERICA – A&A INTERNATIONAL	XXXXXX2572	RadioShack Global Sourcing LP	Disbursement	—	—	3/31/2015	Yes
101700	BANK OF AMERICA – RS SALUS RESIDUAL	XXXXXX5933	RadioShack Corporation	Disbursement	50,000	50,000	3/31/2015	Yes
101800	BANK OF AMERICA – RS SUB-OPERATING ACCT	XXXXXX6398	RadioShack Corporation	Disbursement	9,987,583	12,259,855	3/31/2015	Yes
102000	CITIZENS – OPERATIN ACCOUNT	XXXX0991	RadioShack Corporation	Disbursement	1,834,117	1,851,861	3/31/2015	Yes
102100	CITIZENS – SUB-OPERATING ACCOUNT	XXXX1025	RadioShack Corporation	Not Active Account	n/a	n/a	3/31/2015	Yes
104000	CITIZENS – ACH TAX	XXXX1017	RadioShack Corporation	Disbursement	14,288	(558,021)	3/31/2015	Yes
105200	BANK OF AMERICA	XXXXXX8427	Tandy Finance Corporation	Disbursement	—	—	3/31/2015	Yes
105201	BANK OF FINANCE	XXXXXX7280	Tandy Finance Corporation	Disbursement	—	—	3/31/2015	Yes
105202	TCF BANK	XXXXXX9498	Tandy Finance Corporation	Disbursement	4,291	4,291	3/31/2015	Yes
105203	BBT BANK	XXXXXXXX8535	Tandy Finance Corporation	Disbursement	—	—	3/31/2015	Yes
105204	SOVEREIGN BANK	XXXXXXX0260	Tandy Finance Corporation	Disbursement	48	64	3/31/2015	Yes
105205	KEY BANK	XXXXXXXX8617	Tandy Finance Corporation	Disbursement	5,014	5,013	3/31/2015	Yes
105206	JP MORGAN CHASE	XXXXX0554	Tandy Finance Corporation	Disbursement	—	—	3/31/2015	Yes
105207	DEUTSCHE BANK	XXXX5788	Tandy Finance Corporation	Disbursement	—	—	3/31/2015	Yes
105208	STONECASTLE BANK	XXXXXXXX1495	Tandy Finance Corporation	Disbursement	—	—	3/31/2015	Yes
107000	WACHOVIA – A&A	XXXXXXXXX1076	RadioShack Global Sourcing LP	Disbursement	17,917	17,917	3/31/2015	Yes
143800	BANK OF AMERICA – RS LOC	XXXXXX3724	RadioShack Corporation	Disbursement	—	—	3/31/2015	Yes

G/L Acct	Account Name	Bank Acct #	Debtor	Description	Bank Balance	Ledger Balance	As of Date	Reconciled 3/31/2015
103200	RS Professional Fees	XXXXXX9022	RadioShack Corporation	Escrow	6,000,000	6,000,000	3/31/2015	Yes
103300	BANK OF AMERICA	XXXXXX9006	RadioShack Corporation	Escrow	1,940,268	1,940,268	3/31/2015	Yes
103400	BANK OF AMERICA	XXXXXX9187	RadioShack Corporation	Escrow	103,152	103,152	3/31/2015	Yes
103600	BANK OF AMERICA	XXXXXX9909	RadioShack Corporation	Escrow	9,355,174	6,883,893	3/31/2015	Yes
103700	BANK OF AMERICA	XXXXXX9899	RadioShack Corporation	Escrow	1,898,326	4,454,615	3/31/2015	Yes
102600	CITIZENS	XXXX1068	RadioShack Corporation	Dormant	n/a	—	3/31/2015	Yes
100000	CAPTIAL ONE	XXXX6047	RadioShack Corporation	Acct of 1st Deposit	98,461	101,419	3/31/2015	Yes
103100	BANK OF AMERICA	XXXXXX9019	RadioShack Corporation	Escrow	—	—	3/31/2015	In Process
103500	BANK OF AMERICA	XXXXXX9611	RadioShack Corporation	Escrow	—	—	3/31/2015	In Process
103800	BANK OF AMERICA	XXXXXX2129	RadioShack Corporation	Escrow	—	—	3/31/2015	In Process

*(does not reflect retail location accounts)

RADIOSHACK CORPORATION, ET AL.

DEBTORS AND DEBTORS IN POSSESSION

Questionnaire

				Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

Lease termination agreements with original owners approved by the bankruptcy court Store liquidations in compliance with bankruptcy court orders

X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.				X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.				X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.				X

Account Name	Purpose	Business Unit	Account Number	Bank Name	Date Opened
Lease Recovery	Segregated Account – temporary receipt of lease bids until bid winner determined	01-0121	XXXXXX9909	Bank of America	3/4/2015

Occupancy Expenses	Segregated Account – prepaid CAM costs from winning lease bidders applied to future rents paid by RadioShack	01-0121	XXXXXX9899	Bank of America	3/3/2015

RS Corp NewCo Holding	Segregated Account – NewCo Cash Funds	01-0121	XXXXXX2129	Bank of America	3/24/2015